United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 18, 2015

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)  On February 12, 2015, the Board of Directors of Franklin Financial Services Corporation (the “Corporation”), appointed Tricia Lacy and Greg Duffey as Directors of the Corporation.  Ms. Lacy and Mr. Duffey were appointed as Class B Directors with a term scheduled to expire at the annual meeting of shareholders in 2016.  On February 12, 2015, the Board of Directors of Farmers and Merchants Trust Company of Chambersburg (“F&M Trust”, or the “Bank”), a wholly-owned banking subsidiary of the Corporation, also appointed Ms. Lacy and Mr. Duffey as Directors of F&M Trust.

Ms. Lacy currently serves as President and Director of the Beistle Company.  Both Ms. Lacy and the Beistle Company are customers of F&M Trust.  All transactions with Ms. Lacy and the Beistle Company were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features.

Mr. Duffey is a partner with the Craig, Friedly, Potter & Moore (CFP&M) Insurance Agency, an independent agency based in Waynesboro.  Neither Mr. Duffey nor his company are currently customers of F&M Trust.

Ms. Lacy and Mr. Duffey will be entitled to receive director’s fees and be eligible to participate in the F&M Trust Director Deferred Compensation Plan and the Director Pay for Performance Plan on the same basis as other directors of the Corporation and F&M Trust.  Such fees, plan and program are described in the Corporation’s Proxy Statement incorporated by reference into its annual report on Form 10-K for the fiscal year ended December 31, 2014.

The news release announcing the appointment of Ms. Lacy and Mr. Duffey is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed herewith:

NumberDescription

99.1News Release dated February 18, 2015

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.

William E. Snell, Jr., President

                                                                        and Chief Executive Officer

Dated: February 18, 2015

EXHIBIT INDEX

Exhibit No.

99.1	News Release, dated February 18, 2015 of Franklin Financial Services Corporation